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                                                                    EXHIBIT 99.1

                       CERTIFICATION UNDER SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Neil D. Wilkin, Jr., President and Chief Financial Officer of Optical Cable Corporation (the "Company"), certify that:

1. The Quarterly Report on Form 10-Q of the Company to which this certification is an exhibit for the quarter ended July 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of July 31, 2002 and for the period then ended.

Date: September 16, 2002            /s/ Neil D. Wilkin, Jr.
                                   ---------------------------------------------
                                   Neil D. Wilkin, Jr.
                                   President (Chief Executive Officer) and Chief
                                     Financial Officer

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